Exhibit 99.2

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2016

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 40.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

•	Inflection Opportunity - Renewal or restructuring in an industry’s properties

•	Enduring Value - Real estate devoted to and improving long-lived activities

•	Excellent Execution - Market-dominant performance that creates value beyond tenant credit

•	Attractive Economics - Accretive initial returns along with growth in yield

•	Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jane Wong	646-855-3378
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended June 30,		Six months ended June 30,
Operating Information:	2016	2015	2016	2015
Revenue	$118,033	$101,258	$236,801	$200,694
Net income available to common shareholders of
EPR Properties	49,183	42,814	97,411	79,683
Adjusted EBITDA (1)(2)	101,930	87,590	205,505	172,875
Interest expense, net	22,756	20,007	46,045	38,594
Recurring principal payments	2,298	3,560	4,896	7,271
Capitalized interest	2,760	5,145	5,051	9,493
Straight-lined rental revenue	3,264	3,211	6,353	6,154
Dividends declared on preferred shares	5,952	5,952	11,904	11,904
Dividends declared on common shares	61,072	51,915	121,866	103,822
General and administrative expense	9,000	7,756	18,218	15,438

Balance Sheet Information:	June 30,
	2016	2015
Total assets	$4,460,224	$3,991,392
Accumulated depreciation	583,848	492,602
Total assets before accumulated depreciation (gross assets)	5,044,072	4,483,994
Cash and cash equivalents	8,462	6,146
Debt	2,098,265	1,926,100
Deferred financing costs, net	16,829	19,764
Net debt (2)	2,106,632	1,939,718
Equity	2,194,719	1,902,143
Common shares outstanding	63,625	57,217
Total market capitalization (using EOP closing price)	7,586,161	5,426,451
Net debt/total market capitalization	28%	36%
Net debt/gross assets	42%	43%
Net debt/Adjusted EBITDA (3)	5.17	5.54
Adjusted net debt/Annualized adjusted EBITDA (2)(4)(5)	4.89	n/a

(1) Includes discontinued operations.
(2) See pages 31 through 33 for definitions.
(3) Adjusted EBITDA is for the quarter times four. See pages 31 through 33 for definitions. See calculation on page 40.
(4) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(5) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 31 through 33 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Assets
Rental properties:
Entertainment	$2,473,635	$2,369,351	$2,337,427	$2,309,413	$2,301,551	$2,267,993
Education	687,815	644,854	621,674	589,755	412,088	380,575
Recreation	600,183	608,393	600,401	551,660	315,502	295,838
Other	153,996	153,944	—	—	—	—
Less: accumulated depreciation	(583,848)	(562,195)	(534,303)	(511,949)	(492,602)	(471,057)
Land held for development	22,530	22,530	23,610	30,501	30,495	28,119
Property under development	301,605	266,574	378,920	374,533	494,066	390,205
Mortgage notes receivable: (1)
Entertainment	36,032	80,389	58,220	58,220	58,220	58,220
Education	63,828	61,963	79,584	80,230	79,194	78,496
Recreation	322,515	312,577	283,476	311,859	403,799	385,367
Other	2,500	2,500	2,500	5,021	5,032	5,021
Investment in a direct financing lease, net	188,386	191,720	190,880	190,029	189,203	200,266
Investment in joint ventures	5,955	5,869	6,168	6,439	6,101	5,902
Cash and cash equivalents	8,462	10,980	4,283	14,614	6,146	102,206
Restricted cash	16,614	23,428	10,578	21,949	15,289	22,454
Accounts receivable, net	62,061	62,403	59,101	56,006	64,493	56,397
Other assets	97,955	88,260	94,751	93,724	83,051	78,259
Total assets	$4,460,224	$4,343,540	$4,217,270	$4,182,004	$3,971,628	$3,884,261

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$91,130	$77,523	$92,178	$98,736	$80,855	$78,499
Common dividends payable	20,360	20,269	18,401	17,896	17,308	17,296
Preferred dividends payable	5,952	5,952	5,951	5,951	5,952	5,952
Unearned rents and interest	49,798	56,627	44,952	51,996	39,270	42,628
Line of credit	347,000	217,000	196,000	196,000	100,000	—
Deferred financing costs, net	(16,829)	(17,494)	(18,289)	(19,101)	(19,764)	(19,041)
Other debt	1,768,094	1,796,625	1,804,209	1,841,455	1,845,864	1,849,424
Total liabilities	2,265,505	2,156,502	2,143,402	2,192,933	2,069,485	1,974,758
Equity:
Common stock and additional paid-in- capital	2,666,325	2,644,263	2,509,077	2,414,399	2,297,495	2,295,091
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(107,133)	(104,864)	(97,328)	(95,564)	(77,244)	(77,001)
Accumulated other comprehensive income	3,485	3,708	5,622	5,410	8,290	8,711
Distributions in excess of net income	(368,097)	(356,208)	(343,642)	(335,690)	(326,914)	(317,814)
EPR Properties shareholders' equity	2,194,719	2,187,038	2,073,868	1,988,694	1,901,766	1,909,126
Noncontrolling interests	—	—	—	377	377	377
Total equity	2,194,719	2,187,038	2,073,868	1,989,071	1,902,143	1,909,503
Total liabilities and equity	$4,460,224	$4,343,540	$4,217,270	$4,182,004	$3,971,628	$3,884,261

(1) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Rental revenue and tenant reimbursements:
Entertainment	$65,149	$64,001	$63,823	$63,355	$63,794	$64,267
Education	17,717	17,182	16,552	13,990	10,803	10,094
Recreation	14,789	14,696	14,539	12,079	7,228	6,705
Other	2,291	1,764	—	—	—	(23)
Mortgage and other financing income:
Entertainment	1,481	2,152	1,781	1,782	1,782	1,782
Education (1)	7,178	10,731	7,566	7,479	7,793	7,783
Recreation	7,268	6,998	6,451	8,835	8,613	8,181
Other	34	34	63	97	97	97
Other income	2,126	1,210	1,213	718	1,148	550
Total revenue	$118,033	$118,768	$111,988	$108,335	$101,258	$99,436

Property operating expense	5,580	5,481	5,810	5,496	5,770	6,357
Other expense	—	5	115	221	210	102
General and administrative expense	9,000	9,218	8,101	7,482	7,756	7,682
Retirement severance expense	—	—	—	—	—	18,578
Costs associated with loan refinancing or payoff	339	552	9	18	243	—
Interest expense, net	22,756	23,289	20,792	20,529	20,007	18,587
Transaction costs	1,490	444	700	783	4,429	1,606
Depreciation and amortization	25,666	25,955	24,915	23,498	21,849	19,355
Income before equity in income in joint ventures and other items	53,202	53,824	51,546	50,308	40,994	27,169
Equity in income from joint ventures	86	212	268	339	198	164
Gain (loss) on sale of real estate	2,270	—	—	(95)	—	23,924
Income tax benefit (expense)	(423)	144	936	(498)	7,506	(8,426)
Income from continuing operations	55,135	54,180	52,750	50,054	48,698	42,831
Discontinued operations:
Income (loss) from discontinued operations	—	—	—	141	68	(10)
Net income attributable to EPR Properties	55,135	54,180	52,750	50,195	48,766	42,821
Preferred dividend requirements	(5,952)	(5,952)	(5,951)	(5,951)	(5,952)	(5,952)
Net income available to common shareholders of EPR Properties	$49,183	$48,228	$46,799	$44,244	$42,814	$36,869

(1) Represents income from owned assets under a direct financing lease and 10 mortgage notes receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$49,183	$48,228	$46,799	$44,244	$42,814	$36,869
Gain on sale of real estate (excluding land sale)	(2,270)	—	—	—	—	(23,748)
Real estate depreciation and amortization	25,216	25,507	24,480	23,071	21,457	18,957
Allocated share of joint venture depreciation	58	60	62	64	65	64
FFO available to common shareholders of EPR Properties	$72,187	$73,795	$71,341	$67,379	$64,336	$32,142

FFO available to common shareholders of EPR Properties	$72,187	$73,795	$71,341	$67,379	$64,336	$32,142
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	—	—
Diluted FFO available to common shareholders	$74,128	$75,736	$73,282	$69,320	$64,336	$32,142

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$72,187	$73,795	$71,341	$67,379	$64,336	$32,142
Costs associated with loan refinancing or payoff	339	552	9	18	243	—
Gain on insurance recovery	(1,523)	—	—	—	—	—
Termination fee included in gain on sale	2,270	—	—	—	—	—
Transaction costs	1,490	444	700	783	4,429	1,606
Retirement severance expense	—	—	—	—	—	18,578
Loss (gain) on sale of land	—	—	—	95	—	(176)
Deferred income tax expense (benefit)	(18)	(602)	(1,366)	53	(6,711)	6,888
FFO as adjusted available to common shareholders of EPR Properties	$74,745	$74,189	$70,684	$68,328	$62,297	$59,038

FFO as adjusted available to common shareholders of EPR Properties	$74,745	$74,189	$70,684	$68,328	$62,297	$59,038
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	—	—
Diluted FFO as adjusted available to common shareholders	$76,686	$76,130	$72,625	$70,269	$62,297	$59,038

FFO per common share attributable to EPR Properties:
Basic	$1.14	$1.18	$1.19	$1.16	$1.12	$0.56
Diluted	1.13	1.17	1.18	1.15	1.12	0.56
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.18	$1.18	$1.18	$1.18	$1.09	$1.03
Diluted	1.17	1.18	1.17	1.17	1.08	1.03
Shares used for computation (in thousands):
Basic	63,592	62,664	60,125	58,083	57,200	57,111
Diluted	63,678	62,744	60,205	58,278	57,446	57,378

Weighted average shares outstanding-diluted EPS	63,678	62,744	60,205	58,278	57,446	57,378
Effect of dilutive Series C preferred shares	2,045	2,038	2,029	2,022	—	—
Adjusted weighted-average shares outstanding-diluted	65,723	64,782	62,234	60,300	57,446	57,378

(1) See pages 31 through 33 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)
	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$72,187	$73,795	$71,341	$67,379	$64,336	$32,142
Adjustments:
Amortization of above market leases, net	48	48	47	48	49	48
Transaction costs	1,490	444	700	783	4,429	1,606
Retirement severance expense	—	—	—	—	—	18,578
Non-real estate depreciation and amortization	450	448	436	427	392	398
Deferred financing fees amortization	1,163	1,172	1,163	1,156	1,173	1,096
Costs associated with loan refinancing or payoff	339	552	9	18	243	—
Gain on insurance recovery	(1,523)	—	—	—	—	—
Termination fees included in gain on sale	2,270	—	—	—	—	—
Share-based compensation expense to management and trustees	2,739	2,765	2,290	2,161	2,085	1,972
Maintenance capital expenditures (2)	(1,859)	(1,141)	(1,501)	(897)	(435)	(1,023)
Straight-lined rental revenue	(3,264)	(3,089)	(3,267)	(2,738)	(3,211)	(2,943)
Non-cash portion of mortgage and other financing income	(1,017)	(928)	(1,009)	(2,042)	(3,408)	(2,976)
Loss (gain) on sale of land	—	—	—	95	—	(176)
Deferred income tax expense (benefit)	(18)	(602)	(1,366)	53	(6,711)	6,888
AFFO available to common shareholders of EPR Properties	$73,005	$73,464	$68,843	$66,443	$58,942	$55,610

AFFO available to common shareholders of EPR Properties	$73,005	$73,464	$68,843	$66,443	$58,942	$55,610
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	—	—
Diluted AFFO available to common shareholders of EPR Properties	$74,946	$75,405	$70,784	$68,384	$58,942	$55,610

Weighted average diluted shares outstanding (in thousands)	63,678	62,744	60,205	58,278	57,446	57,378
Effect of dilutive Series C preferred shares	2,045	2,038	2,029	2,022	—	—
Adjusted weighted-average shares outstanding-diluted	65,723	64,782	62,234	60,300	57,446	57,378

AFFO per diluted common share	$1.14	$1.16	$1.14	$1.13	$1.03	$0.97

Dividends declared per common share	$0.9600	$0.9600	$0.9075	$0.9075	$0.9075	$0.9075

AFFO payout ratio (3)	84%	83%	80%	80%	88%	94%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at June 30, 2016
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2016	$5,287	$37,862	$—	$—	$—	$43,149	5.91%
2017	5,065	158,201	—	—	—	163,266	4.86%
2018	65	11,619	—	—	—	11,684	6.19%
2019	—	—	—	347,000	—	347,000	1.70%
2020	—	—	350,000	—	250,000	600,000	5.19%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
2025	—	—	—	—	300,000	300,000	4.50%
2026	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.43%
Less: deferred financing costs, net	—	—	—	—	—	(16,829)	—%
	$10,417	$207,682	$374,995	$347,000	$1,175,000	$2,098,265	4.56%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$218,099	5.14%	0.87
Fixed rate unsecured debt (1)		1,475,000	5.31%	6.01
Variable rate secured debt		24,995	0.43%	21.25
Variable rate unsecured debt		397,000	1.72%	2.94
Less: deferred financing costs, net		(16,829)	—%	—
Total		$2,098,265	4.56%	5.08

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 6/30/2016	Maturity	at 6/30/2016

	$650,000	$347,000	April 24, 2019	1.70%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at June 30, 2016 and December 31, 2015
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	June 30, 2016	December 31, 2015

Mortgage note payable, 7.37%, paid in full on February 18, 2016	—	4,813
Note payable, 2.50%, paid in full on April 21, 2016	—	1,850
Mortgage notes payable, 6.37%, paid in full on May 2, 2016	—	24,754
Mortgage notes payable, 6.10%, due October 1, 2016	21,836	22,235
Mortgage notes payable, 6.02%, due October 6, 2016	16,436	16,738
Mortgage note payable, 6.06%, due March 1, 2017	8,795	9,381
Mortgage note payable, 6.07%, due April 6, 2017	9,501	9,667
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	31,053	31,603
Mortgage notes payable, 4.00%, due July 6, 2017	91,742	93,616
Mortgage note payable, 5.29%, due July 8, 2017	3,377	3,455
Mortgage notes payable, 5.86% due August 1, 2017	22,542	22,931
Mortgage note payable, 6.19%, due February 1, 2018	12,817	13,171
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	347,000	196,000
Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 3.18% through April 5, 2019, due April 24, 2020	350,000	350,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Less: deferred financing costs, net	(16,829)	(18,289)
Total debt	$2,098,265	$1,981,920

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of June 30, 2016

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 4.50%, 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of June 30, 2016 and March 31, 2016 are:

		Actual	Actual
Note Covenants	Required	2nd Quarter 2016 (1)	1st Quarter 2016 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	43%	41%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	5%	5%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	4.1x	4.1x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	237%	237%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	June 30, 2016		Total Debt:		June 30, 2016
Total Assets per balance sheet	$4,460,224		Secured debt obligations		$243,094
Add: accumulated depreciation	583,848		Unsecured debt obligations:
Less: intangible assets	(14,681)		Unsecured debt		1,872,000
Total Assets	$5,029,391		Outstanding letters of credit		—
			Guarantees		22,929
			Derivatives at fair market value, net, if liability		—
			Total unsecured debt obligations:		1,894,929
Total Unencumbered Assets:	June 30, 2016		Total Debt		$2,138,023
Unencumbered real estate assets, gross	$4,162,071
Cash and cash equivalents	8,462
Land held for development	22,530
Property under development	301,605
Total Unencumbered Assets	$4,494,668

Consolidated Income Available for Debt Service:	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	Trailing Twelve Months
Adjusted EBITDA (1)	$101,930	$104,064	$97,962	$95,306	$399,262
Less: straight-line rental revenue	(3,264)	(3,089)	(3,267)	(2,738)	(12,358)
Consolidated Income Available for Debt Service	$98,666	$100,975	$94,695	$92,568	$386,904

Annual Debt Service:
Interest expense, gross	$25,516	$25,580	$25,076	$25,300	$101,472
Less: deferred financing fees amortization	(1,163)	(1,172)	(1,163)	(1,156)	(4,654)
Annual Debt Service	$24,353	$24,408	$23,913	$24,144	$96,818

Debt Service Coverage	4.1	4.1	4.0	3.8	4.0

(1) Includes discontinued operations.

EPR Properties
Capital Structure at June 30, 2016
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at June 30, 2016	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at June 30, 2016	Conversion Price at June 30, 2016

Common shares	63,625,169	$80.68	N/A	(1)	N/A	N/A	N/A
Series C	5,400,000	$30.71	$135,000	5.750%	Y	0.3787	66.02
Series E	3,450,000	$37.42	$86,250	9.000%	Y	0.4589	54.48
Series F	5,000,000	$26.41	$125,000	6.625%	N	N/A	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at June 30, 2016 multiplied by closing price at June 30, 2016				$5,133,279
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Net debt at June 30, 2016 (3)				2,106,632
Total consolidated market capitalization				$7,586,161

(1) Total monthly dividends declared in the second quarter of 2016 were $0.96 per share.
(2) Excludes accrued unpaid dividends at June 30, 2016.
(3) See pages 31 through 33 for definitions.

EPR Properties
Summary of Ratios
(Unaudited)

	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Net debt to total market capitalization	28%	30%	34%	37%	36%	32%

Net debt to gross assets	42%	41%	42%	43%	43%	40%

Net debt/Adjusted EBITDA (1)(2)	5.17	4.81	5.09	5.31	5.54	5.12

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	4.89	4.76	n/a	n/a	n/a	n/a

Interest coverage ratio (5)	4.0	4.0	3.9	3.7	3.5	3.6

Fixed charge coverage ratio (5)	3.2	3.3	3.1	3.0	2.8	2.9

Debt service coverage ratio (5)	3.6	3.7	3.5	3.3	3.0	3.1

FFO payout ratio (6)	85%	82%	77%	79%	81%	162%

FFO as adjusted payout ratio (7)	82%	81%	78%	78%	84%	88%

AFFO payout ratio (8)	84%	83%	80%	80%	88%	94%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Interest Coverage Ratio (1):
Net income	$55,135	$54,180	$52,750	$50,195	$48,766	$42,821
Transaction costs	1,490	444	700	783	4,429	1,606
Interest expense, gross	25,516	25,580	25,076	25,300	25,164	22,947
Retirement severance expense	—	—	—	—	—	18,578
Depreciation and amortization	25,666	25,955	24,915	23,498	21,849	19,355
Share-based compensation expense
to management and trustees	2,739	2,765	2,290	2,161	2,085	1,972
Costs associated with loan refinancing
or payoff	339	552	9	18	243	—
Interest cost capitalized	(2,760)	(2,291)	(4,283)	(4,771)	(5,145)	(4,348)
Straight-line rental revenue	(3,264)	(3,089)	(3,267)	(2,738)	(3,211)	(2,943)
Loss (gain) on sale of real estate	(2,270)	—	—	95	—	(23,924)
Gain on insurance recovery	(1,523)	(489)	—	—	—	—
Deferred income tax expense (benefit)	(18)	(602)	(1,366)	53	(6,711)	6,888
Interest coverage amount	$101,050	$103,005	$96,824	$94,594	$87,469	$82,952

Interest expense, net	$22,756	$23,289	$20,792	$20,529	$20,007	$18,587
Interest income	—	—	1	—	12	12
Interest cost capitalized	2,760	2,291	4,283	4,771	5,145	4,348
Interest expense, gross	$25,516	$25,580	$25,076	$25,300	$25,164	$22,947

Interest coverage ratio	4.0	4.0	3.9	3.7	3.5	3.6

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$101,050	$103,005	$96,824	$94,594	$87,469	$82,952

Interest expense, gross	$25,516	$25,580	$25,076	$25,300	$25,164	$22,947
Preferred share dividends	5,952	5,952	5,951	5,951	5,952	5,952
Fixed charges	$31,468	$31,532	$31,027	$31,251	$31,116	$28,899

Fixed charge coverage ratio	3.2	3.3	3.1	3.0	2.8	2.9

Debt Service Coverage Ratio (1):
Interest coverage amount	$101,050	$103,005	$96,824	$94,594	$87,469	$82,952

Interest expense, gross	$25,516	$25,580	$25,076	$25,300	$25,164	$22,947
Recurring principal payments	2,298	2,598	2,900	3,363	3,560	3,711
Debt service	$27,814	$28,178	$27,976	$28,663	$28,724	$26,658

Debt service coverage ratio	3.6	3.7	3.5	3.3	3.0	3.1

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures.

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	June 30, 2016	December 31, 2015
Mortgage note and related accrued interest receivable, 9.50%, paid in full January 5, 2016	$—	$19,944
Mortgage note and related accrued interest receivable, 9.75%, paid in full April 22, 2016	—	22,188
Mortgage note, 9.00%, due September 30, 2016	1,315	1,257
Mortgage note receivable, 5.50%, due November 1, 2016	2,500	2,500
Mortgage note receivable and related accrued interest receivable, 9.00%, due March 11, 2017	1,454	1,454
Mortgage notes, 7.00% to 10.00%, due May 1, 2019	164,743	164,543
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,400	5,469
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	30,958	30,680
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,498	3,488
Mortgage note, 11.31%, due July 1, 2033	12,659	12,781
Mortgage note and related accrued interest receivable, 8.50%, due June 30, 2034	7,236	4,900
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	12,431	12,392
Mortgage note and related accrued interest receivable, 11.10%, due December 1, 2034	51,250	51,450
Mortgage notes, 10.13%, due December 1, 2034	37,562	37,562
Mortgage note, 10.40%, due December 1, 2034	4,550	4,550
Mortgage note, 8.00%, due January 5, 2036	21,000	—
Mortgage note and related accrued interest receivable, 10.25%, due July 1, 2036	17,307	9,147
Mortgage note and related accrued interest receivable, 9.75%, due October 1, 2036	13,444	3,443
Mortgage note, 9.75%, due December 31, 2036	1,536	—
Total mortgage notes and related accrued interest receivable	$424,875	$423,780

Payments Due on Mortgage Notes Receivable

	As of June 30, 2016
Year:
2016	$4,990
2017	2,480
2018	928
2019	165,774
2020	1,143
Thereafter	249,560
Total	$424,875

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2016 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended June 30, 2016	Capital Spending Six Months Ended June 30, 2016
Development and redevelopment of megaplex theatres	various	Entertainment	$9,726	$18,570
Acquisition of megaplex theatres	various	Entertainment	94,754	94,754
Development of other entertainment and retail projects	various	Entertainment	12,142	13,998
Acquisition of family entertainment center	Marietta, GA	Entertainment	—	14,988
Investment in mortgage note receivable for entertainment retail center	Charlotte, NC	Entertainment	—	22,000
Investment in mortgage notes receivable for public charter schools	various	Education	1,913	4,291
Development of public charter school properties	various	Education	24,975	43,353
Development of early childhood education centers	various	Education	35,809	56,051
Development of private school properties	various	Education	7,669	12,494
Development of Topgolf golf entertainment facilities	various	Recreation	37,152	66,792
Investment in mortgage note receivable for ski resort	Hunter, NY	Recreation	—	21,000
Additions to mortgage note receivable for development of excess land at Schlitterbahn waterpark	various	Recreation	200	200
Development of Camelback Mountain Resort	Tannersville, PA	Recreation	1,472	1,472
Redevelopment of ski property	Bellfontaine, OH	Recreation	100	100
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	695	1,496
Investment in casino and resort project	Sullivan County, NY	Other	52	238
Total investment spending			$226,659	$371,797
Infrastructure spending for casino and resort project (1)	Sullivan County, NY	Other	10,916	17,099
Other capital acquisitions, net	various	n/a	1,606	2,616
Total capital spending			$239,181	$391,512

2016 Dispositions and Mortgage Note Payoffs:
Description	Location	Date of Disposition or Payoff	Net Proceeds
Land easement sale	D'Iberville, MS	January 2016	$397
Sale of excess land	Sullivan County, NY	February 2016	1,523
Sale of public charter school property	Highlands Ranch, CO	April 2016	11,209
Sale of public charter school property	Marietta, GA	April 2016	825
Mortgage note payoff of public charter school property	Washington D.C.	January 2016	19,320
Mortgage note payoff of entertainment retail center	Charlotte, NC	April 2016	44,000

(1) In June 2016, the Sullivan County Infrastructure Local Development Corporation issued $110.0 million of Series 2016 Revenue Bonds which will fund construction costs for infrastructure improvements related to the Adelaar Resort. The Company received an initial reimbursement of $43.4 million of construction costs and expects to receive an additional $44.9 million of reimbursements over the balance of the construction period. Construction of infrastructure improvements is expected to be completed in 2017.

EPR Properties
Property Under Development - Investment Spending Estimates at June 30, 2016 (1)
(Unaudited, dollars in thousands)

	June 30, 2016		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	3rd Quarter 2016	4th Quarter 2016	1st Quarter 2017	2nd Quarter 2017	Thereafter	Total Expected Cost (2)	% Leased
Entertainment	$22,982	7	$10,851	$16,709	$11,915	$8,341	$2,500	$73,298	100%
Education	151,214	25	59,642	60,249	43,898	19,906	9,167	344,076	100%
Recreation (3)	105,606	8	26,919	18,308	11,884	7,909	124,912	295,538	100%
Total Build-to-Suit	279,802	40	$97,412	$95,266	$67,697	$36,156	$136,579	$712,912
Non Build-to-Suit Development	16,114
Adelaar	5,689
Total Property Under Development	$301,605

		June 30, 2016	Owned Build-to-Suit In-Service Estimates
		# of Projects	3rd Quarter 2016	4th Quarter 2016	1st Quarter 2017	2nd Quarter 2017	Thereafter	Total In-Service (2)	Actual In-Service 2nd Quarter 2016
Entertainment		7	$—	$14,450	$2,570	$22,250	$34,028	$73,298	$14,175
Education		25	18,784	131,980	75,179	35,643	82,490	344,076	52,922
Recreation		8	—	30,052	37,728	44,581	183,177	295,538	—
Total Build-to-Suit		40	$18,784	$176,482	$115,477	$102,474	$299,695	$712,912	$67,097

	June 30, 2016		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	3rd Quarter 2016	4th Quarter 2016	1st Quarter 2017	2nd Quarter 2017	Thereafter	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	8,772	2	4,364	4,332	623	—	—	18,091
Recreation	30,751	2	4,147	909	—	—	—	35,807
Total Build-to-Suit Mortgage Notes	39,523	4	$8,511	$5,241	$623	$—	$—	$53,898
Non Build-to-Suit Mortgage Notes	385,352
Total Mortgage Notes Receivable	$424,875

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of June 30, 2016.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Segment
For the Three Months Ended June 30, 2016
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$61,258	$17,717	$14,789	$2,291	$96,055	$—	$96,055
Tenant reimbursements	3,891	—	—	—	3,891	—	3,891
Other income	210	—	1,321	—	1,531	595	2,126
Mortgage and other financing income	1,481	7,178	7,268	34	15,961	—	15,961
Total revenue	66,840	24,895	23,378	2,325	117,438	595	118,033

Property operating expense	5,335	—	—	103	5,438	142	5,580
Total investment expenses	5,335	—	—	103	5,438	142	5,580
General and administrative expense	—	—	—	—	—	9,000	9,000
Less: gain on insurance recovery (1)	202	—	1,321	—	1,523	—	1,523
Adjusted EBITDA (2)	$61,303	$24,895	$22,057	$2,222	$110,477	$(8,547)	$101,930
	55%	23%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(339)	(339)
Interest expense, net						(22,756)	(22,756)
Transaction costs						(1,490)	(1,490)
Depreciation and amortization						(25,666)	(25,666)
Equity in income from joint ventures						86	86
Gain on sale of real estate						2,270	2,270
Income tax expense						(423)	(423)
Gain on insurance recovery (1)						1,523	1,523
Net income attributable to EPR Properties							55,135
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$49,183

(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions

EPR Properties
Financial Information by Segment
For the Six Months Ended June 30, 2016
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$121,396	$34,897	$29,485	$4,055	$189,833	$—	$189,833
Tenant reimbursements	7,754	2	—	—	7,756	—	7,756
Other income	214	—	1,810	—	2,024	1,312	3,336
Mortgage and other financing income	3,633	17,909	14,266	68	35,876	—	35,876
Total revenue	132,997	52,808	45,561	4,123	235,489	1,312	236,801

Property operating expense	10,587	—	8	186	10,781	280	11,061
Other expense	—	—	—	5	5	—	5
Total investment expenses	10,587	—	8	191	10,786	280	11,066
General and administrative expense	—	—	—	—	—	18,218	18,218
Less: gain on insurance recovery (1)	202	—	1,810	—	2,012	—	2,012
Adjusted EBITDA (2)	$122,208	$52,808	$43,743	$3,932	$222,691	$(17,186)	$205,505
	55%	23%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(891)	(891)
Interest expense, net						(46,045)	(46,045)
Transaction costs						(1,934)	(1,934)
Depreciation and amortization						(51,621)	(51,621)
Equity in income from joint ventures						298	298
Gain on sale of real estate						2,270	2,270
Income tax expense						(279)	(279)
Gain on insurance recovery (1)						2,012	2,012
Net income attributable to EPR Properties							109,315
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$97,411

(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions

EPR Properties
Financial Information by Segment
For the Three Months Ended June 30, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$59,829	$10,803	$7,228	$—	$77,860	$—	$77,860
Tenant reimbursements	3,965	—	—	—	3,965	—	3,965
Other income	501	—	—	63	564	584	1,148
Mortgage and other financing income	1,782	7,793	8,613	97	18,285	—	18,285
Total revenue	66,077	18,596	15,841	160	100,674	584	101,258

Property operating expense	5,692	—	—	78	5,770	—	5,770
Other expense	—	—	—	210	210	—	210
Total investment expenses	5,692	—	—	288	5,980	—	5,980
General and administrative expense	—	—	—	—	—	7,756	7,756
Adjusted EBITDA - continuing operations (1)	$60,385	$18,596	$15,841	$(128)	$94,694	$(7,172)	$87,522
Adjusted EBITDA - discontinued operations (1)	—	—	—	—	—	68	68
Adjusted EBITDA (1)	$60,385	$18,596	$15,841	$(128)	$94,694	$(7,104)	$87,590
	63%	20%	17%	—%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(243)	(243)
Interest expense, net						(20,007)	(20,007)
Transaction costs						(4,429)	(4,429)
Depreciation and amortization						(21,849)	(21,849)
Equity in income from joint ventures						198	198
Income tax benefit						7,506	7,506
Net income attributable to EPR Properties							48,766
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$42,814

(1) See pages 31 through 33 for definitions

EPR Properties
Financial Information by Segment
For the Six Months Ended June 30, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$119,770	$20,897	$13,933	$—	$154,600	$—	$154,600
Tenant reimbursements	8,291	—	—	(23)	8,268	—	8,268
Other income (loss)	503	—	—	63	566	1,132	1,698
Mortgage and other financing income	3,564	15,577	16,794	193	36,128	—	36,128
Total revenue	132,128	36,474	30,727	233	199,562	1,132	200,694

Property operating expense	11,986	—	—	141	12,127	—	12,127
Other expense	—	—	—	312	312	—	312
Total investment expenses	11,986	—	—	453	12,439	—	12,439
General and administrative expense	—	—	—	—	—	15,438	15,438
Adjusted EBITDA - continuing operations (1)	$120,142	$36,474	$30,727	$(220)	$187,123	$(14,306)	$172,817
Adjusted EBITDA - discontinued operations (1)	—	—	—	—	—	58	58
Adjusted EBITDA (1)	$120,142	$36,474	$30,727	$(220)	$187,123	$(14,248)	$172,875
	64%	20%	16%	—%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(243)	(243)
Interest expense, net						(38,594)	(38,594)
Transaction costs						(6,035)	(6,035)
Retirement severance expense						(18,578)	(18,578)
Depreciation and amortization						(41,204)	(41,204)
Equity in income from joint ventures						362	362
Gain on sale of real estate						23,924	23,924
Income tax expense						(920)	(920)
Net income attributable to EPR Properties							91,587
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$79,683

(1) See pages 31 through 33 for definitions

EPR Properties
Total Investment by Segment
As of June 30, 2016 and December 31, 2015
(Unaudited, dollars in thousands)

	As of June 30, 2016
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,952,233	$655,774	$569,778	$153,996	$3,331,781
Add back accumulated depreciation on rental properties	521,402	32,041	30,405	—	583,848
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	38,303	151,939	105,674	5,689	301,605
Mortgage notes and related accrued interest receivable, net	36,032	63,828	322,515	2,500	424,875
Investment in a direct financing lease, net	—	188,386	—	—	188,386
Investment in joint ventures	5,955	—	—	—	5,955
Intangible assets, gross (1)	28,132	—	—	—	28,132
Notes receivable and related accrued interest receivable, net (1)	1,996	3,405	—	—	5,401
Total investments (2)	$2,588,510	$1,096,631	$1,028,372	$179,000	$4,892,513
% of total investments	53%	22%	21%	4%	100%

	As of December 31, 2015
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,849,604	$597,795	$577,800	$—	$3,025,199
Add back accumulated depreciation on rental properties	487,823	23,879	22,601	—	534,303
Land held for development	4,457	1,258	—	17,895	23,610
Property under development	23,625	112,794	59,453	183,048	378,920
Mortgage notes and related accrued interest receivable, net	58,220	79,584	283,476	2,500	423,780
Investment in a direct financing lease, net	—	190,880	—	—	190,880
Investment in joint ventures	6,168	—	—	—	6,168
Intangible assets, gross (1)	20,715	—	—	—	20,715
Notes receivable and related accrued interest receivable, net (1)	2,228	—	—	—	2,228
Total investments (2)	$2,452,840	$1,006,190	$943,330	$203,443	$4,605,803
% of total investments	53%	22%	21%	4%	100%

(1) Included in other assets in the consolidated balance sheets as of June 30, 2016 in the Company's Quarterly Report on Form 10-Q and December 31, 2015 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	6/30/2016	12/31/2015
Intangible assets, gross	$28,132	$20,715
Less: accumulated amortization on intangible assets	(13,451)	(12,079)
Notes receivable and related accrued interest receivable, net	5,401	2,228
Prepaid expenses and other current assets	77,873	83,887
Total other assets	$97,955	$94,751

(2) See pages 31 through 33 for definitions.

EPR Properties
Lease Expirations
As of June 30, 2016
(Unaudited, dollars in thousands)

	Megaplex Theatres				Education Portfolio				Recreation Portfolio
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended June 30, 2016 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended June 30, 2016	% of Total Revenue	Total Number of Properties	Rental Revenue for the Trailing Twelve Months Ended June 30, 2016	% of Total Revenue

2016	1		$3,301	1%	1		$342	—%	—	$—	—%
2017	3		6,769	1%	1		1,678	—%	—	—	—%
2018	16		26,433	6%	—		—	—%	—	—	—%
2019	5		12,622	3%	—		—	—%	—	—	—%
2020	8		14,220	3%	—		—	—%	—	—	—%
2021	9		13,542	3%	—		—	—%	—	—	—%
2022	12		22,304	5%	—		—	—%	—	—	—%
2023	5		10,724	2%	—		—	—%	—	—	—%
2024	14		27,517	6%	—		—	—%	—	—	—%
2025	8		15,192	3%	—		—	—%	—	—	—%
2026	7		11,487	3%	—		—	—%	—	—	—%
2027	13	(2)	15,028	3%	—		—	—%	1	2,896	1%
2028	4		6,082	1%	—		—	—%	—	—	—%
2029	16	(3)	17,130	4%	—		—	—%	—	—	—%
2030	1		840	—%	—		—	—%	—	—	—%
2031	10	(4)	7,053	2%	10	(5)	6,793	1%	—	—	—%
2032	3		2,047	1%	12	(6)	16,625	4%	3	4,506	1%
2033	6		4,368	1%	16	(7)	17,017	4%	1	1,676	—%
2034	2		1,977	—%	15		22,784	5%	6	12,537	3%
2035	2		1,222	—%	24	(8)	19,767	4%	11	35,978	8%
Thereafter	1		205	—	8		1,992	1%	—	—	—%
	146		$220,063	48%	87		$86,998	19%	22	$57,593	13%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski parks and golf entertainment complexes only, which together represent approximately 80% of total revenue for the trailing twelve months ended June 30, 2016. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) Fifteen of these theatre properties are leased under a master lease.
(4) Four of these theatre properties are leased under a master lease as well as five of these theatre properties are leased under a separate master lease.
(5) Four of these education properties are leased under a master lease to Imagine.
(6) Four of these education properties are leased under a master lease to Imagine.
(7) Nine of these education properties are leased under a master lease to Imagine.
(8) Three of these education properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Six Months Ended	Percentage of
	Customers	Asset Type	June 30, 2016	Total Revenue	June 30, 2016	Total Revenue

1.	AMC Theatres	Entertainment	$21,794	18%	$43,563	18%
2.	Regal Entertainment Group	Entertainment	10,495	9%	21,114	9%
3.	Topgolf	Recreation	9,527	8%	18,745	8%
4.	Cinemark	Entertainment	8,586	7%	16,973	7%
5.	Imagine Schools	Education	5,724	5%	11,471	5%
6.	Carmike Cinemas	Entertainment	4,904	4%	9,791	4%
7.	Camelback Resort	Recreation	4,708	4%	9,413	4%
8.	Southern Theatres	Entertainment	3,374	3%	6,520	3%
9.	Schlitterbahn	Recreation	3,359	3%	6,721	3%
10.	Peak Resorts	Recreation	3,234	3%	6,421	3%

	Total		$75,705	64%	$150,732	64%

EPR Properties
Net Asset Value (NAV) Components
As of June 30, 2016
(Unaudited, dollars and shares in thousands)

Annualized Cash Net Operating Income (NOI) Run Rate (for NAV calculations) (1)
	Owned	Financed	Total
Megaplex	$202,004	$1,072	$203,076
ERC's/Retail	42,996	—	42,996
Other Entertainment	4,416	3,812	8,228
Entertainment	249,416	4,884	254,300

Public Charter Schools	37,208	24,672	61,880
Early Childhood Education	13,036	—	13,036
Private Schools	12,848	—	12,848
Education	63,092	24,672	87,764

Ski Areas	9,428	11,648	21,076
Waterparks	15,412	14,948	30,360
Golf Entertainment Complexes	34,136	4,256	38,392
Recreation	58,976	30,852	89,828

Annualized cash NOI run rate	$371,484	$60,408	$431,892

Other NAV Components
Assets		Liabilities
Property under development	$301,605	Long-term debt (2)		$2,115,094
Land held for development	22,530	Series E liquidation value		86,250
Adelaar land in-service	153,996	Series F liquidation value		125,000
Investment in joint ventures	5,955	Accounts payable and accrued liabilties		91,130
Cash and cash equivalents	8,462	Preferred dividends payable		5,952
Restricted cash	16,614	Unearned rents and interest (4)		21,325
Accounts receivable, net (3)	4,203
Prepaid expenses and other current assets (5)	66,819

Shares
Common shares outstanding	63,625
Effect of dilutive securities - share options	86
Effect of dilutive Series C preferred shares	2,045
Diluted shares outstanding	65,756

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2016.
(2) Excludes deferred financing costs, net of $16.8 million.
(3) Excludes straight-line receivable of $57.9 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $15.3 million and cash paid by tenants during construction of $13.2 million.
(5) Excludes deferred tax assets of $12.3 million and deferred financing costs, net of $4.2 million.

EPR Properties
Annualized GAAP Net Operating Income
As of June 30, 2016
(Unaudited, dollars in thousands)

Annualized GAAP Net Operating Income (NOI) Run Rate (1)
	Owned	Financed	Total
Megaplex	$203,476	$1,072	$204,548
ERC's/Retail	41,000	—	41,000
Other Entertainment	4,460	3,812	8,272
Entertainment	248,936	4,884	253,820

Public Charter Schools	46,068	28,740	74,808
Early Childhood Education	14,700	—	14,700
Private Schools	14,096	—	14,096
Education	74,864	28,740	103,604

Ski Areas	9,700	11,648	21,348
Waterparks	15,412	14,948	30,360
Golf Entertainment Complexes	34,880	4,256	39,136
Recreation	59,992	30,852	90,844

Annualized GAAP NOI run rate	$383,792	$64,476	$448,268

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2016.

EPR Properties
Guidance
(Dollars in millions except for per share information)

Measure		2016 Guidance
	YTD Actuals	Current			Prior
Investment spending	$371.8	$650.0	to	$700.0	$600.0	to	$650.0
Disposition proceeds and mortgage note payoff	$77.3	$77.3	to	$175.0	$75.0	to	$175.0

Prepayment fee - public charter schools (2)	$3.6	$3.6			$3.6
Termination fee - public charter schools (3)	$2.3	$3.8	to	$4.8	$2.4	to	$3.9
Percentage rent	$1.0	$3.7	to	$4.1	$3.4	to	$3.8
Participating interest income	$—	$1.2	to	$1.6	$1.2	to	$1.6
General and administrative expense	$18.2	$36.5	to	$37.5	$34.0	to	$35.0

FFO per diluted share (1)	$2.30	$4.62	to	$4.70	$4.62	to	$4.68
FFO as adjusted per diluted share (1)	$2.33	$4.72	to	$4.82	$4.70	to	$4.80

Reconciliation from Net income available to common shareholders of EPR Properties (per diluted share):	YTD Actuals	2016 Current Guidance
Net income available to common shareholders of EPR Properties	$1.54	$3.03	to	$3.13
Gain on sale of real estate (excluding land sales) (3)	(0.03)	(0.06)	to	(0.08)
Real estate depreciation and amortization	0.80	1.67
Allocated share of joint venture depreciation	—	—
Impact of Series C Dilution	(0.01)	(0.02)
FFO available to common shareholders of EPR Properties (1)	$2.30	$4.62	to	$4.70
Costs associated with loan refinancing or payoff	0.01	0.01
Gain on insurance recovery (4)	(0.03)	(0.03)
Transaction costs	0.03	0.07
Termination fee - public charter schools (3)	0.03	0.06	to	0.08
Deferred income tax expense	(0.01)	(0.01)
FFO as adjusted available to common shareholders of EPR Properties (1)	$2.33	$4.72	to	$4.82

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

(1) Per share results include the effect of the conversion of the 5.75% Series C cumulative convertible preferred shares.

(2) Prepayment fees received related to mortgage notes receivable are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.

(3) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

(4) Included in other income. See reconciliation on page 41.

EPR Properties
Definitions - Non-GAAP Financial Measures

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs (benefit), and which is then multiplied by four to get an annual amount. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales [or acquisitions] of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), retirement severance expense, provision for loan losses, preferred share redemption costs and termination fees associated with tenants' exercises of public charter school buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, and termination fees associated with tenants' exercises of public charter school buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Second Quarter and Six Months Ended June 30, 2016

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015

Net cash provided by operating activities	$83,944	$68,588	$93,638	$64,415	$62,889	$57,518

Equity in income from joint ventures	86	212	268	339	198	164
Distributions from joint ventures	—	(511)	(540)	—	—	—
Amortization of deferred financing costs	(1,163)	(1,172)	(1,163)	(1,156)	(1,173)	(1,096)
Amortization of above market leases, net	(48)	(48)	(47)	(48)	(49)	(48)
Increase (decrease) in mortgage notes and related accrued interest receivable	(214)	(514)	(1,332)	2,456	2,410	599
Increase (decrease) in restricted cash	(556)	2,221	(1,923)	373	197	(730)
Increase (decrease) in accounts receivable, net	1,359	2,968	3,303	(805)	6,981	1,865
Increase in direct financing lease receivable	896	840	851	826	948	934
Increase (decrease) in other assets	1,838	2,907	(2,744)	344	(834)	2,891
Decrease (increase) in accounts payable and accrued liabilities	(5,947)	6,878	(8,406)	8,697	(3,437)	(2,529)
Decrease (increase) in unearned rents and interest	(127)	(8)	(3,307)	579	(1,898)	(6,079)
Straight-line rental revenue	(3,264)	(3,089)	(3,267)	(2,738)	(3,211)	(2,943)
Interest expense, gross	25,516	25,580	25,076	25,300	25,164	22,947
Interest cost capitalized	(2,760)	(2,291)	(4,283)	(4,771)	(5,145)	(4,348)
Transaction costs	1,490	444	700	783	4,429	1,606
Retirement severance expense (cash portion)	—	—	—	—	—	12,201
Interest coverage amount (1)	$101,050	$103,005	$96,824	$94,594	$87,469	$82,952

Net cash used by investing activities	$(137,285)	$(130,915)	$(96,423)	$(185,190)	$(193,764)	$(93,162)

Net cash provided (used) by financing activities	$51,457	$68,439	$(7,291)	$129,530	$34,775	$135,008

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliations of Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 37 through 39 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Owned Properties (for NAV calculations)
For the three months ended June 30, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/unallocated and other	Total
Total revenue	$48,845	$15,397	$1,117	$65,359	$10,649	$3,336	$3,732	$17,717	$3,731	$3,853	$8,526	$16,110	$2,886	$102,072
Property operating expense	208	5,157	(30)	5,335	—	—	—	—	—	—	—	—	245	5,580
Total investment expense	208	5,157	(30)	5,335	—	—	—	—	—	—	—	—	245	5,580
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	(9,000)	(9,000)
Less: gain on insurance recovery	—	(202)	—	(202)	—	—	—	—	(1,321)	—	—	(1,321)	—	(1,523)
Adjusted EBITDA	$48,637	$10,038	$1,147	$59,822	$10,649	$3,336	$3,732	$17,717	$2,410	$3,853	$8,526	$14,789	$(6,359)	$85,969
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	9,000	9,000
Gain on insurance recovery	—	202	—	202	—	—	—	—	1,321	—	—	1,321	—	1,523
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(2,641)	(2,641)
NOI	$48,637	$10,240	$1,147	$60,024	$10,649	$3,336	$3,732	$17,717	$3,731	$3,853	$8,526	$16,110	$—	$93,851

Quarterly GAAP NOI run rate
NOI	$48,637	$10,240	$1,147	$60,024	$10,649	$3,336	$3,732	$17,717	$3,731	$3,853	$8,526	$16,110	$—	$93,851
In-service adjustments (2)	2,182	—	(32)	2,150	868	339	(59)	1,148	—	—	(191)	(191)	—	3,107
Percentage rent/participation adjustments (3)	53	67	—	120	—	—	(33)	(33)	15	—	385	400	—	487
Non-recurring adjustments (6)	(3)	(57)	—	(60)	—	—	(116)	(116)	(1,321)	—	—	(1,321)	—	(1,497)
Quarterly GAAP NOI run rate	$50,869	$10,250	$1,115	$62,234	$11,517	$3,675	$3,524	$18,716	$2,425	$3,853	$8,720	$14,998	$—	$95,948
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$203,476	$41,000	$4,460	$248,936	$46,068	$14,700	$14,096	$74,864	$9,700	$15,412	$34,880	$59,992	$—	$383,792
Quarterly cash NOI run rate
NOI	$48,637	$10,240	$1,147	$60,024	$10,649	$3,336	$3,732	$17,717	$3,731	$3,853	$8,526	$16,110	$—	$93,851
In-service adjustments (4)	1,943	—	(32)	1,911	711	875	(59)	1,527	—	—	(191)	(191)	—	3,247
Percentage rent/participation adjustments (3)	53	67	—	120	—	—	(33)	(33)	15	—	385	400	—	487
Non-recurring adjustments (6)	(3)	(57)	—	(60)	—	—	—	—	(1,321)	—	—	(1,321)	—	(1,381)
Non-cash revenue	(129)	499	(11)	359	(2,058)	(952)	(428)	(3,438)	(68)	—	(186)	(254)	—	(3,333)
Quarterly cash NOI run rate	50,501	10,749	1,104	62,354	9,302	3,259	3,212	15,773	2,357	3,853	8,534	14,744	—	92,871
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$202,004	$42,996	$4,416	$249,416	$37,208	$13,036	$12,848	$63,092	$9,428	$15,412	$34,136	$58,976	$—	$371,484

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Financed Properties (for NAV calculations)
For the three months ended June 30, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/unallocated and other	Total
Total revenue	$268	$260	$953	$1,481	$7,178	$—	$—	$7,178	$2,907	$3,359	$1,002	$7,268	$34	$15,961
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$268	$260	$953	$1,481	$7,178	$—	$—	$7,178	$2,907	$3,359	$1,002	$7,268	$34	$15,961
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(34)	(34)
NOI	$268	$260	$953	$1,481	$7,178	$—	$—	$7,178	$2,907	$3,359	$1,002	$7,268	$—	$15,927

Quarterly GAAP NOI run rate
NOI	$268	$260	$953	$1,481	$7,178	$—	$—	$7,178	$2,907	$3,359	$1,002	$7,268	$—	$15,927
In-service adjustments (5)	—	(260)	—	(260)	7	—	—	7	5	(1)	62	66	—	(187)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	379	—	379	—	379
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$268	$—	$953	$1,221	$7,185	$—	$—	$7,185	$2,912	$3,737	$1,064	$7,713	$—	$16,119
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$1,072	$—	$3,812	$4,884	$28,740	$—	$—	$28,740	$11,648	$14,948	$4,256	$30,852	$—	$64,476
Quarterly cash NOI run rate
NOI	$268	$260	$953	$1,481	$7,178	$—	$—	$7,178	$2,907	$3,359	$1,002	$7,268	$—	$15,927
In-service adjustments (5)	—	(260)	—	(260)	7	—	—	7	5	(1)	62	66	—	(187)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	379	—	379	—	379
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	—	—	(1,017)	—	—	(1,017)	—	—	—	—	—	(1,017)
Quarterly cash NOI run rate	268	—	953	1,221	6,168	—	—	6,168	2,912	3,737	1,064	7,713	—	15,102
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$1,072	$—	$3,812	$4,884	$24,672	$—	$—	$24,672	$11,648	$14,948	$4,256	$30,852	$—	$60,408

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Total - Owned and Financed Properties (for NAV calculations) - sum of pages 37 and 38
For the three months ended June 30, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/unallocated and other	Total
Total revenue	$49,113	$15,657	$2,070	$66,840	$17,827	$3,336	$3,732	$24,895	$6,638	$7,212	$9,528	$23,378	$2,920	$118,033
Property operating expense	208	5,157	(30)	5,335	—	—	—	—	—	—	—	—	245	5,580
Total investment expense	208	5,157	(30)	5,335	—	—	—	—	—	—	—	—	245	5,580
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	(9,000)	(9,000)
Less: gain on insurance recovery	—	(202)	—	(202)	—	—	—	—	(1,321)	—	—	(1,321)	—	(1,523)
Adjusted EBITDA	$48,905	$10,298	$2,100	$61,303	$17,827	$3,336	$3,732	$24,895	$5,317	$7,212	$9,528	$22,057	$(6,325)	$101,930
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	9,000	9,000
Gain on insurance recovery	—	202	—	202	—	—	—	—	1,321	—	—	1,321	—	1,523
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(2,675)	(2,675)
NOI	$48,905	$10,500	$2,100	$61,505	$17,827	$3,336	$3,732	$24,895	$6,638	$7,212	$9,528	$23,378	$—	$109,778

Quarterly GAAP NOI run rate
NOI	$48,905	$10,500	$2,100	$61,505	$17,827	$3,336	$3,732	$24,895	$6,638	$7,212	$9,528	$23,378	$—	$109,778
In-service adjustments (2) (5)	2,182	(260)	(32)	1,890	875	339	(59)	1,155	5	(1)	(129)	(125)	—	2,920
Percentage rent/participation adjustments (3)	53	67	—	120	—	—	(33)	(33)	15	379	385	779	—	866
Non-recurring adjustments (6)	(3)	(57)	—	(60)	—	—	(116)	(116)	(1,321)	—	—	(1,321)	—	(1,497)
Quarterly GAAP NOI run rate	$51,137	$10,250	$2,068	$63,455	$18,702	$3,675	$3,524	$25,901	$5,337	$7,590	$9,784	$22,711	$—	$112,067
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$204,548	$41,000	$8,272	$253,820	$74,808	$14,700	$14,096	$103,604	$21,348	$30,360	$39,136	$90,844	$—	$448,268
Quarterly cash NOI run rate
NOI	$48,905	$10,500	$2,100	$61,505	$17,827	$3,336	$3,732	$24,895	$6,638	$7,212	$9,528	$23,378	$—	$109,778
In-service adjustments (4) (5)	1,943	(260)	(32)	1,651	718	875	(59)	1,534	5	(1)	(129)	(125)	—	3,060
Percentage rent/participation adjustments (3)	53	67	—	120	—	—	(33)	(33)	15	379	385	779	—	866
Non-recurring adjustments (6)	(3)	(57)	—	(60)	—	—	—	—	(1,321)	—	—	(1,321)	—	(1,381)
Non-cash revenue	(129)	499	(11)	359	(3,075)	(952)	(428)	(4,455)	(68)	—	(186)	(254)	—	(4,350)
Quarterly cash NOI run rate	50,769	10,749	2,057	63,575	15,470	3,259	3,212	21,941	5,269	7,590	9,598	22,457	—	107,973
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$203,076	$42,996	$8,228	$254,300	$61,880	$13,036	$12,848	$87,764	$21,076	$30,360	$38,392	$89,828	$—	$431,892

EPR Properties
Reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA
(Unaudited, dollars in thousands)
	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015
Adjusted EBITDA (1):
Net income available to common shareholder of EPR Properties	$49,183	$48,228	$46,799	$44,244	$42,814	$36,869
Costs associated with loan refinancing or payoff	339	552	9	18	243	—
Interest expense, net	22,756	23,289	20,792	20,529	20,007	18,587
Transaction costs	1,490	444	700	783	4,429	1,606
Depreciation and amortization	25,666	25,955	24,915	23,498	21,849	19,355
Equity in income from joint ventures	(86)	(212)	(268)	(339)	(198)	(164)
Gain (loss) on sale of real estate	(2,270)	—	—	95	—	(23,924)
Income tax expense (benefit)	423	(144)	(936)	498	(7,506)	8,426
Preferred dividend requirements	5,952	5,952	5,951	5,951	5,952	5,952
Retirement severance expense	—	—	—	—	—	18,578
Gain on insurance recovery (2)	(1,523)	(489)	—	—	—	—
Adjusted EBITDA (for the quarter)	$101,930	$103,575	$97,962	$95,277	$87,590	$85,285

Adjusted EBITDA (3)	$407,720	$414,300	$391,848	$381,108	$350,360	$341,140

Annualized Adjusted EBITDA (1) (4):
Adjusted EBITDA (for the quarter)	$101,930	$103,575
Corporate/unallocated and other NOI (5)	(2,675)	(2,289)
In-service adjustments (6)	2,920	948
Percentage rent/participation adjustments (7)	866	594
Non-recurring adjustments (8)	(1,497)	(3,637)
Annualized Adjusted EBITDA (for the quarter)	$101,544	$99,191

Annualized Adjusted EBITDA (9)	$406,176	$396,764

(2) Included in other income in the consolidated statements of income in the Company's Quarterly Report on Form 10-Q . Reconciliation is as follows:

Income from settlement of foreign currency swap contracts	$595	$719
Fee income	—	—
Gain on insurance recovery	1,523	489
Miscellaneous income	8	2
Other income	$2,126	$1,210

(1) See pages 31 through 33 for definitions.
(3) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(4) Amounts not calculated for periods prior to 2016.
(5) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(8) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.
(9) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.